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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                  May 23, 2001
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                        Socrates Technologies Corporation
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                  0-26614               54-1707718
--------------------------------     -----------          ----------------
(State or other jurisdiction of     (Commission          (I.R.S. Employer
 incorporation or organization)     File Number)        Identification No.)

 14416 Fowlers Mill Drive, Gainesville, VA                   20155
  -----------------------------------------               ----------
  (Address of principal executive offices)                (Zip code)

               Registrant's telephone number, including area code:
               ---------------------------------------------------
                                 (703) 753-7114

          Former name or former address, if changed since last report:
               8133 Leesburg Pike, Suite 760-770, Vienna, VA 22182
                                 (703) 288-6500
          ------------------------------------------------------------
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                        Socrates Technologies Corporation
                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.  Changes in Control of Registrant.
         None.

Item 2.  Acquisition or Disposition of Assets.
          None.

Item 3.  Bankruptcy or Receivership.

Registrant's wholly owned subsidiary, Socrates Solutions Corporation, filed a petition under Chapter 11 of the U.S. Bankruptcy Code on April 9, 2001 in the U.S. Bankruptcy Court in Alexandria, Virginia. On June 5, 2001 Socrates Solutions Corporation endorsed the Consent Order of Conversion to Chapter 7.

If Registrant does not find a new business within the next 30 days, Registrant may reorganize or liquidate its business under the U.S. Bankruptcy Code. Registrant is presently pursuing two M&A leads but no assurances can be given that either one will result in a merger or acquisition.

Registrant's wholly owned subsidiary, Networkland, Inc. will file a petition under Chapter 7 of the U.S. Bankruptcy Code on June 8, 2001, or thereabout, in the U.S. Bankruptcy Court in Alexandria, VA..

Item 4.  Changes in Registrant's Certifying Accountant.

Registrant has not been able to engage a new independent auditor and, consequently, has been unable to file its Form 10K for the fiscal year ended December 31, 2000.

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Item 5.  Other Events.

Registrant's Board of Directors decided on June 6, 2001, to put up for sale its wholly owned subsidiary, Technet Computer Services, Inc. The subsidiary has presently 11 employees left which are all subcontracted to CBQ, Inc. under a certain Service Agreement, dated March 27, 2001. Technet Computer Services, Inc. has no resources to sustain or grow its business.

Item 6.    Resignation of Directors.
           None.

Item 7.    Financial Statements, Pro Forma Financial Information

Registrant did not file its Form 10-K in a timely fashion and, therefore, was delisted from the Over the Counter Bulletin Board on May 23, 2001.

Item 8.    Change in Fiscal Year.
           None.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 8, 2001                       /s/ Andreas A. Keller
                                   ------------------------------------------
                                   Andreas A. Keller, Chief Executive Officer

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